UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2005

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.

On November 22, 2005, the Company issued a press release announcing the declaration of a 2005 fourth quarter cash dividend in the amount of $0.12 per common share outstanding. The press release, which appears as Exhibit 99.1, is filed and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Section 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)

Date November 22, 2005	/s/ Ronald W. Bachli
Ronald W. Bachli Chairman and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 22, 2005